                                   EXHIBIT 10

                   Consent of KPMG, LLP, Independent Auditors

                        Consent of Independent Auditors
                        -------------------------------



The Board of Directors of USAA Life Insurance Company and Contractowners of the Separate Account of USAA Life Insurance Company:

We consent to the use of our reports included herein for the USAA Life Insurance Company and incorporated by reference for the Separate Account of USAA Life Insurance Company, and to the references to our firm under the heading "Financial Information" and "Independent Auditors" in the Registration Statement.




                                        KPMG LLP
                                        --------
                                        KPMG LLP

San Antonio, Texas
April 27, 2001